Anchor Risk Managed Global Strategies Fund

Advisor Class Shares – ATAGX

Institutional Class Shares – ATGSX

(a series of Northern Lights Fund Trust IV)

Supplement dated August 8, 2025

to the Prospectuses and Statements of Additional Information dated December 30, 2024

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The Board of Trustees of Northern Lights Fund Trust IV (the “Board”) has determined based on the recommendation of the investment adviser of the Anchor Risk Managed Global Strategies Fund (the “Fund”), that it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on August 28, 2025.

Effective at the close of business August 8, 2025, the Fund will not accept any purchases and will no longer pursue its stated investment objectives. The Fund may begin liquidating its portfolio and may invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders.

Prior to August 28, 2025, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO AUGUST 28, 2025 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-844-594-1226 (toll-free).

This Supplement and the existing Prospectuses dated December 30, 2024, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectuses and the Statements of Additional Information dated December 30, 2024, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-844-594-1226